©2026 MVB | Proprietary INVESTOR PRESENTATION Q 1 2 0 2 6 MVB FINANCIAL CORP. ( N A S D A Q : M V B F )

FORWARD-LOOKING STATEMENTS Investor Presentation | 2026 2 MVB Financial Corp. (“MVB” or the “Company”) has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this earnings release that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,”, “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Therefore, undue reliance should not be placed upon any forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, and credit risk; changes in market interest rates; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; unforeseen events, such as pandemics or natural disasters, and any governmental or societal responses thereto, changes in economic, business, and political conditions; changes in demand for loan products and deposit flow; changes in deposit classifications, operational risks and risk management failures; and government regulation and supervision. Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those made in Part I, Item 1A, Risk Factors, of our Annual Report on Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”), filed with the Securities and Exchange Commission ("SEC") on March 12, 2026, and from time to time, in our other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the stated report. Except to the extent required by law, we undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this report or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement. Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company’s financial statements when filed with the SEC. Accordingly, the consolidated financial information in this announcement is subject to change. The Company uses certain non-GAAP financial measures, such as tangible book value per share and tangible common equity to tangible assets, to provide information useful to investors in understanding the Company’s operating performance and trends and to facilitate comparisons with the performance of the Company’s peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation.

MVB OVERVIEW

- MVB is an innovative bank focused on powering solutions for leading Fintech companies nationwide
- The CoRe banking business provides stable foundation, low-cost of funding, and regulatory expertise while the Fintech platform drives growth and margin expansion

Fintech Banking Platform

Payment Services: Digital payment programs, Issuing, Acquiring

BaaS: Deposit accounts, program structuring and administration

- Partners like Credit Karma

Gaming: Deposits, account management, payment processing

- 40+ clients including DraftKings, FanDuel, BetMGM

CoRe Banking

Commercial and Retail Lending: Relationship-based C&I & CRE, specialty lending (government contracting, litigation finance), mortgage

Deposit: Commercial Deposits & treasury management services

By the Numbers

$3.3B
Total Assets

$2.4B
Total Loans

$2.9B
Total Deposits

$48B
Payment Volume Processed, TTM

$171M
Revenue TTM

8.9%
Revenue Growth (Q1 2026 vs. Q1 2025)

Investor Presentation | 2026 3

INVESTMENT HIGHLIGHTS Investor Presentation | 2026 4 A differentiated Fintech bank at an inflection point Multiple growth catalysts driven by expanding suite of Fintech product offerings Scalable business model — well positioned to capture expanding TAM Proven innovation engine — Victor sale validates builder/incubator DNA; leading AI & Automation Best-in-class, diversified core funding profile underpinned by strong capital and liquidity position Improving core profitability as Fintech and core bank initiatives take hold Valuation re-rating opportunity with shares trading at discount to bank and Fintech peers TAM – Total Addressable Market

MVB’S STRATEGY ON A PAGE (SOAP) We turned plans into action. Compliance and Risk Management Talent and Culture Operational Excellence Fintech Sponsorship Lending Strategic M&A Payments CoRe Lending & Deposits Client and Partner Relationships Banking as a Service Gaming Backer of FintechsBuilder of FintechsBanker of Choice to FintechsBanking That’s Tech-Forward Trust Commitment TeamworkRespect, Love & Caring Adaptive Our Why To positively impact people’s financial lives, one life at a time Purpose Trusted partners on the financial frontier, committed to your success 5Investor Presentation | 2026

EXPERIENCED AND DEEP LEADERSHIP TEAM



Larry F. Mazza
President and CEO

- 20+ years as CEO of MVB, leading expansion into Fintech partnerships.
- $3B asset growth during tenure as CEO.
- Led growth in online gaming vertical (established partnerships with Draft Kings, FanDuel and others).



Mike Sumbs
Chief Financial Officer

- 15+ years of experience as a financial services investment banker, most recently with Raymond James Financial.
- Served at Keefe, Bruyette and Woods with a focus on advising depository institutions in the Southeast.



Jeremy Kuiper
Fintech President

- 25+ years of payments industry experience at executive and board levels.
- Previously held leadership roles at Pathward and The Bancorp.
- Former chairman of the Network Branded Prepaid Card Association.



Joseph R. Rodriguez
Chief Risk and Legal Officer

- 20+ years of financial services risk management expertise
- Leadership roles at Capital One, Walmart and Davis Wright Tremaine.
- Government service at Consumer Financial Protection Bureau and the Department of Justice.



Julie A. O'Connor
Chief Compliance Officer

- 25+ years in BSA/AML, risk management, regulatory compliance and Fintech partnerships.
- Former Chief Administrative Officer/BSA Officer at Jiko Group Inc.



Michael L. Giorgio
Chief Operating and Information Officer

- 20+ years of leadership in technology, operations and cybersecurity across banking and Fintech.
- Held CEO roles at Kraken Bank and SMC Blockchain Labs.
- Served as CTO at Metropolitan Commercial Bank and Laurel Road.



C. Brad Greathouse
Chief Administrative Officer

- 30 years of progressive leadership experience in human resources.
- On Mylan's North America leadership team as VP of Human Relations.
- 12+ years at GE Aerospace, where he provided human resources direction and strategy for production, services, commercial and engineering organizations with 7,000 employees across Asia, Europe, South America and the U.S.

TRUIST KPMG KBW RAYMOND JAMES pathward TheBancorp Capital One JIKO SMC LABS kraken Mylan GE

Investor Presentation | 2026 6

Community Bank 1997–2016 ▪ Building the foundation ▪ Robust risk/compliance ▪ Strong capital Fintech Pivot 2017–2018 ▪ Fintech and BaaS era ▪ Payments and gaming ▪ Deposit diversification Builder Phase 2018–2025 ▪ Innovation ▪ Incubator/builder ▪ Victor Technologies ▪ Scaling payments Scaled Fintech 2026+ ▪ Scale fintech platform ▪ Sponsorship lending ▪ Robust payments pipeline ▪ Strengthen CoRe banking engine ▪ AI and automation MVB’S EVOLUTION THROUGH TECH INNOVATION Investor Presentation | 2026 7 $1.5B Total Assets 2017 10% Organic Asset CAGR $3.3B Total Assets 2026

$1.9B $1.0B $0.9B Off Balance Sheet Total Noninterest- bearing Deposits Total Interest- bearing Deposits $3.8B FROM COMMUNITY BANK TO LEADING FINTECH BANKING PLATFORM Fintech Expertise: Proven ability to identify, incubate and monetize Fintech opportunities Regulatory Infrastructure: Established robust compliance framework supporting innovation Business Model Transformation: “Think bigger, do bigger” philosophy driving growth initiatives CoRe* 61% Fintech 39% CoRe* 95% 2018 Q1 2026 Investor Presentation | 2026 8 $2.9B On-Balance Sheet Deposits Deposits (as of 3/31/26) 35% NIB Deposits/ Total Deposits $1.3B Total Deposits NIB Deposit: 17.1% YTD NIM: 3.41% $2.9B Total Deposits NIB Deposit: 34.9% MRQ NIM: 3.71% Pie totals represent deposits NIB – Non-interest bearing , NIM – net interest margin

MVB FINTECH BANKING GROWTH VEHICLES Investor Presentation | 2026 9 Payments ▪ Digital payments – fee income ▪ Merchant acquiring – fee income ▪ Card issuing – fee income and stable deposits Banking-as-a-Service ▪ Low-cost deposit accounts ▪ Emerging lending opportunities ▪ Five million bank account relationships Gaming ▪ Low-cost deposit accounts ▪ Player payouts – fee income ▪ 40+ Digital gaming clients $631M* Q1 2026 YTD Avg. Deposits $7.7M Q1 2026 TTM Fee Income 55% Deposit CAGR (2020 – Q1 2026) $1.2B* Q1 2026 YTD Avg. Deposits 246% Deposit CAGR (2020 – Q1 2026) $324M* Q1 2026 YTD Avg. Deposits $5.1M Q1 2026 TTM Fee Income 14% Deposit CAGR (2020 – Q1 2026) * Includes on and off-balance sheet deposit balances

ROBUST FINTECH PIPELINE FUNNEL Investor Presentation | 2026 10 Finalizing Terms / Commercial Alignment 4 Implementation (Signed MSA or LOI) 6 Testing 4 Partner Service Launch Launched 1. Global Payments Provider (Fortune 500) Acquiring Q2 2025 2. Market Leading e-commerce Merchant Acquiring Q2 2025 3. Leading Neo-Bank Earned Wage Access Q4 2025 4. Pay by Bank Network Money Movement Q4 2025 5. Global Payments / Technology Company Money Movement Q4 2025 6. Digital Disbursements Issuing Q1 2026 7. Global Merchant Acquirer Real-Time Payments Q1 2026 Data as of March 31, 2026 Summary of Advanced-Stage Fintech Pipeline Funnel (# of Opportunities) Recent Launches (since Q2 2025) (New Partners or Products) • Strong pipeline of Fintech partnership opportunities across Issuing, Acquiring, Money Movement and Payments. 2 3 2 4 6 Q2 '25 Q3 '25 Q4 '25 Q1 '26 Testing Implementation • Seven new Fintech partner / product launches since Q2 2025.

TECHNOLOGY & RISK MANAGEMENT AS COMPETITIVE ADVANTAGE

Data & AI Partners

snowflake
WorkFusion
riskCanvas
ANTHROPIC
aws



Upgraded Transaction Monitoring:
Implemented AI-driven Risk Canvas
1H 2025
Established Data and AI Teams:
Built an AI-ready data ecosystem in support of operational excellence through automation
1H 2025
AI Deployed:
Implemented WorkFusion digital workers for BSA/AML. Deployed an AI assistant (Claude) to 25% of the organization.
2H 2025
Digital Workers and AI Growth:
Built and deployed 10 Digital workers in the 1st quarter. Expanded AI use to 50% of the organization
1H 2026
Digital Worker Growth:
Expanding to 26 digital workers across core, credit, BSA/AML and Fintech by year end.
We are here
2H 2026 & Beyond

Investor Presentation | 2026 11

Teams 2021 2022 2023 2024* 2025 2026 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Risk Management 10 12 11 14 16 22 23 24 24 24 30 27 32 35 30 25 25 27 27 27 27 BSA/AML (MVB) 17 19 18 18 18 18 18 18 23 31 50 59 50 60 62 60 56 61 59 54 56 BSA/AML (Co-sourced FTEs) 5 12 15 17 19 23 22 21 16 17 17 17 41 60 34 27 33 27 24 24 33 Consumer Compliance 3 3 3 3 3 4 5 5 6 6 7 7 7 8 8 8 9 9 7 6 7 Total Risk Staffing: 35 46 47 52 56 67 68 68 69 78 104 110 130 160 134 120 123 124 117 111 123 0 20 40 60 80 100 120 140 160 180 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Risk Management BSA/AML (MVB) BSA/AML (Co-sourced FTEs) Consumer Compliance 35 123 * Included various short-term initiatives and projects implemented throughout the year RISK MANAGEMENT STRENGTH AND CAPABILITIES Investor Presentation | 2026 12 160 - Q1 2026 increase driven by seasonality

STRATEGIC CAPITAL ALLOCATION FRAMEWORK Investor Presentation | 2026 13 Platform Investment ▪ Technology infrastructure and AI/automation ▪ Payment product development ▪ Data analytics capabilities Strategic M&A ▪ Target: Innovative/Fintech-focused banks and non-banks ▪ Complementary technology acquisition ▪ Strategic partnerships Prioritize high-ROIC growth opportunities while maintaining strong regulatory capital and shareholder returns. Balance Sheet Optimization ▪ Funding mix optimization ▪ Liquidity management Shareholder Returns ▪ Share repurchases ▪ Dividends

STRONG CAPITAL POSITION Investor Presentation | 2026 14 8.3% 8.6% 9.7% 10.1% 10.0% 2022 2023 2024 2025 Q1 2026 9.8% 10.5% 11.2% 11.1% 10.1% 2022 2023 2024 2025 Q1 2026 Source: Company documents. (1) TCE/TA is for the Holding Company and is a non-GAAP financial measure. A reconciliation of non-GAAP financial measures are included in the Appendix. All other capital ratios presented are from the Bank. 12.4% 14.4% 15.1% 13.7% 12.6% 2022 2023 2024 2025 Q1 2026 Robust capital position provides opportunity for continued balance sheet growth and optimization. ▪ Redeemed $40 million of sub-debt in Q1 2026 8.0% Community Bank Leverage Ratio Threshold Bank Leverage Ratio (%) Consolidated Tangible Common Equity/Tangible Assets (%) (1) Bank Common Equity Tier 1 Capital Ratio (%)

TANGIBLE BOOK VALUE PER SHARE GROWTH Investor Presentation | 2026 15 $15.20 $19.73 $22.17 $20.25 $22.43 $23.37 $26.17 $25.98 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 $26.00 $28.00 2019 2020 2021 2022 2023 2024 2025 Q1 2026 Dividend paid per share $0.26 $0.36 $0.51 $0.68 $0.68 $0.68 $0.68 9% CAGR Tangible Book Value per Share $4.02 per share paid in common dividends since 2019 Source: Company documents and SEC Filings $0.17

$10.2M 479,069 shares, or ~4% of outstanding shares, repurchased in 2025 $1.8M 133,197 shares purchased 1/1/2025 through 3/31/2026 YTD Insider Stock Purchases Share Repurchase Activity (Since Q1 2025) $2.2M 43 consecutive quarters of dividends paid YTD Common Dividends PaidAuthorized new $10M share repurchase plan in October 2025 STRONG INSIDER SUPPORT AND OPPORTUNISTICALLY REPURCHASING SHARES Source: Company documents and SEC Filings Investor Presentation | 2026 16 83K Of Company’s shares through stock option exercise in 2026 CEO & President Larry F. Mazza purchased

FINANCIAL HIGHLIGHTS

Q1 2026 KEY HIGHLIGHTS Investor Presentation | 2026 18 +44.9% From Q1 2025 34.9% of total deposits Noninterest Bearing Deposits Increase in Net Income Diluted EPS $0.39 Up 44.4% from Q1 2025 +17.1% From Q1 2025 Noninterest Income $25.98 Up of 8.9% from Q1 2025 Tangible Book Value Per Share Strong Loan Growth $340.4M Up 16.5%, from Q1 2025 $313.5M Up 12.1%, from Q1 2025 Robust Deposit Growth

$128 $170 $331 $478 $583 $588 2021 2022 2023 2024 2025 Q1 2026 GROWTH OF MVB’S PAYMENTS FOCUSED VEHICLE Investor Presentation | 2026 19 Deposits of Payments Vehicle (period average) ($ Millions) 43% CAGR $695 $1,495 $4,760 $7,670 $11,534 $11,540 2021 2022 2023 2024 2025 Q1 2026 TTM Payments Revenue ($ Thousands) 102% CAGR (2021-2025) Source: Company documents and SEC Filings

CoRe* 61% Fintech 39% Title (C) 4% Speciality (C) 28% Retail (C) 11% Commercial (C) 17% Gaming (F) 9% Digital Assets (F) 1% Payments (F) 18% BaaS (F) 12% Data as of March 31, 2026 DIVERSIFIED DEPOSIT BASE WITH FINTECH AND CORE BANK DEPOSITS Investor Presentation | 2026 20 On Balance Sheet Deposit Composition On Balance Sheet Deposits by Source Source: Company documents and SEC Filings. * Commercial and Retail. (F) – Fintech deposits. (C) – CoRe deposits.

$83 $104 $17 $12 $34 $13 $130 Q2 2026 Q3 2026 Q4 2026 Q1 2027 Retail CDs Brokered Deposits $328 $315 $287 $277 $219 $405 $305 $305 $305 $270 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Retail CDs Brokered Deposits Upcoming CD Maturities ($ Millions) CD Balances ($ Millions) 3.97% 3.55% 3.26% 4.14% Wtd. Avg. Rate ▪ $393 million of CDs repricing over the next four quarters with a weighted average rate of 3.88% ▪ $34 million of brokered CDs maturing in Q2 2026 with a weighted average rate of 3.82% ▪ CDs decreased $93 million in Q1 2026 CONTINUED REMIX OF DEPOSIT PORTFOLIO WITH FUTURE REPRICING OPPORTUNITIES Source: Company documents and SEC Filings Investor Presentation | 2026 21

$2,100 $2,063 $2,153 $2,259 $2,343 $2,404 2024 3/31/2025 6/30/2025 9/30/2025 12/31/2025 3/31/2026 STRONG LOAN GROWTH Investor Presentation | 2026 22 Gross Loans ($ Millions) Source: Company documents and SEC Filings

Commercial Business 20.2% Home Equity 0.4% Commercial Real Estate 37.4% Owner Occupied Real Estate 8.7% Acquisition & Development 4.4% Residential 27.3% Consumer 1.6% Other 16.0% Office Space 3.9% Commercial Construction 2.7% Healthcare 31.0% Auto 3.3% Multifamily 3.4% Residential 25.1% Government 1.1% Energy 2.6% Financial 3.9% Retail Space 7.0% Source: Company documents DIVERSIFIED LOAN PORTFOLIO — 3/31/2026 Loan Portfolio Composition Loan Portfolio by Industry Investor Presentation | 2026 23

0.36% 0.40% 0.20% 0.26% 0.26% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 2022 2023 2024 2025 Q1 2026 MVBF — Auto MVBF — Non-Auto MVBF — Total 0.47% 0.36% 1.17% 1.30% 1.45% 0.00% 0.40% 0.80% 1.20% 1.60% 2022 2023 2024 2025 Q1 2026 1.01% 0.95% 0.94% 0.93% 0.94% 0.88% 0.92% 0.96% 1.00% 1.04% 2022 2023 2024 2025 Q1 2026 Source: Company documents and SEC filings. CONSISTENTLY STRONG ASSET QUALITY THROUGH CYCLES Non-Performing Loans/Total Loans ACL/Total Loans NCOs/Average Loans Investor Presentation | 2026 24 C&I $5.4 Auto $0.1 CRE $16.2 1-4 Family Residential/HELOC $8.5 SBA (7a & 504) $4.5 Non-Performing Loans ($ Millions) Wtd. Avg. LTV 62% 53%

APPENDIX N O N - G A A P R E C O N C I L I A T I O N S

APPENDIX: NON-GAAP RECONCILIATION

Tangible Book Value per Common Share and Tangible Common Equity Ratio (%)							
(Dollars in thousands)	2020	2021	2022	2023	2024	2025	2026
Goodwill	$ 2,350	$ 3,988	$ 3,988	$ 2,838	$ 2,838	$ 1,200	$ 1,200
Intangibles	2,400	2,316	1,631	352	262	--	--
Total intangible assets	$ 4,750	$ 6,304	$ 5,619	$ 3,190	$ 3,100	$ 1,200	$ 1,200
Total equity attributable to parent	$ 239,483	$ 274,328	$ 261,084	$ 289,342	$ 305,679	$ 333,968	$ 334,920
Less: Preferred stock	(7,334)	--	--	--	--	--	--
Less: Total intangible assets	(4,750)	(6,304)	(5,619)	(3,190)	(3,100)	(1,200)	(1,200)
Total tangible common equity	$ 227,399	$ 268,024	$ 255,465	$ 286,152	$ 302,579	$ 332,768	$ 333,720
Total assets	$ 2,331,476	$ 2,792,449	$ 3,068,860	$ 3,313,882	$ 3,128,704	$ 3,308,918	$3,322,298
Less: Total intangible assets	(4,750)	(6,304)	(5,619)	(3,190)	(3,100)	(1,200)	(1,200)
Total tangible assets	$ 2,326,726	$ 2,786,145	$ 3,063,241	$ 3,310,692	$ 3,125,604	$ 3,307,718	$ 3,321,098
Tangible common equity to tangible assets	9.8%	9.6%	8.3%	8.6%	9.7%	10.1%	10.0%
Tangible common equity	$ 227,399	$ 268,024	$ 255,465	$ 286,152	$ 302,579	$ 332,768	$ 333,720
Common shares outstanding (000s)	11,526	12,087	12,618	12,758	12,945	12,716	12,847
Tangible book value per common share	$ 19.73	$ 22.17	$ 20.25	$ 22.43	$ 23.37	$ 26.17	$ 25.98

Source: Company documents

Investor Presentation | 2026 26